UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4429
Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
10	Statement of Financial Futures
10	Statement of Options Written
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Board Members Information
26	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Long Term Fund, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s primary portfolio manager, Christopher Pellegrino.

Most sectors of the taxable fixed-income marketplace shrugged off bad news and responded to more positive factors in 2005. Although short-term interest rates rose by 200 basis points due to eight consecutive increases by the Federal Reserve Board during the year, the yield of the 10-year U.S.Treasury security ended the year only 17 basis points higher than where it began.Analysts generally attribute the bond market’s resilience to low inflation and robust investor demand, especially from overseas investors.

We expect the U.S. economy to continue its moderate expansion in 2006, while inflation should stay low and investor demand for income-producing securities should remain high. Risks in the new year include uncertainty regarding Fed policy under a new chairman and the possibility of continued turmoil in the automotive sector, including some of the corporate bond market’s largest issuers.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF FUND PERFORMANCE

Christopher Pellegrino, Portfolio Manager

How did Dreyfus U.S. Treasury Long Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2005, Dreyfus U.S. Treasury Long Term Fund achieved a total return of 5.62% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S.Treasury, Long-Term Index (the “Index”), achieved a total return of 6.47% for the same period.2

Although shorter-maturity U.S. Treasury securities were adversely affected by rising short-term interest rates during the reporting period, long-term securities fared better due to generally low inflation expectations and robust investor demand.The fund produced a return that was lower than that of its benchmark, as duration-related weakness very early in the year was only partially offset by better subsequent relative performance from our yield-curve strategy and the fund’s holdings of Treasury Inflation Protected Securities (“TIPS”).

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. As a U.S.Treasury securities fund, the fund invests in U.S.Treasury bills, notes, bonds and other securities that are issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fund generally maintains a dollar-weighted average maturity that exceeds 10 years, which can result in significant risk of principal decline if interest rates rise sharply.

What other factors affected the fund’s performance?

The fund was primarily influenced by rising interest rates and low inflation expectations in a recovering U.S. economy. In its ongoing attempt to forestall potential inflationary pressures, the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates at each of eight meetings of its Federal Open Market Committee over the reporting period.As a result, the overnight federal funds rate climbed from 2.25% at the start of the reporting period to 4.25% at the end. As expected, rising interest rates eroded prices of short-term fixed-income securities, however, contrary to previous tightening cycles, prices of long-term bonds rose due in part to other technical factors in the market.

We attribute the resilience of long-term bonds partly to investors’ confidence in the Fed’s inflation-fighting abilities. Despite soaring energy prices during much of 2005, the “core” rate of inflation, which excludes energy and food, remained subdued. In addition, long-term bond prices were buoyed by robust demand from foreign investors seeking competitive levels of income from high-quality securities. However, bond prices periodically showed signs of weakness during the reporting period, experiencing volatility amid evidence of stronger-than-expected economic growth, when investors would grow more concerned about inflation.

As yield differences, or “spreads,” between short- and long-term bonds narrowed, long-term Treasuries posted positive total returns. However, the fund’s focus very early in the year on securities toward the shorter end of the fund’s maturity range constrained its relative performance. Soon after we assumed responsibility for the fund’s management on January 31, 2005, we implemented a “barbelled” yield-curve strategy, in which relatively concentrated positions among bonds with maturities between 20 and 25 years were balanced by holdings with two-year maturities.This strategy enabled the fund to participate more fully in

4

strength among longer-maturity securities while helping us manage interest rate-related risks. Later in the reporting period, when it became clearer that the reduction in yield spreads was nearing completion, we began to reduce the fund’s barbelled structure by increasing its holdings in the three- to five-year maturity range.

The fund also achieved relatively strong returns through its investments in TIPS, which gained value at times during 2005 due to inflation accruals stemming from increases in the Consumer Price Index in the wake of sharply higher oil and gas prices. In addition, near mid-year, we established a small position in U.S. government agency securities that we considered attractively valued.

What is the fund’s current strategy?

We are positioning the fund for the next phase of the economic cycle. Although we expect at least one more rate hike, we recently have seen signs that the Fed may be nearing the end of its credit-tightening campaign. Accordingly, we have continued to maintain a relatively conservative investment posture, including an average duration that is close to that of the Index.We have continued to maintain positions in TIPS and U.S. government agency securities, with a focus on relatively short maturities. In our view, these are prudent strategies until it becomes clearer to us that the Fed is ending its credit-tightening campaign.

January 17, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Long-Term Index is an
unmanaged performance benchmark for Treasury securities with maturities of 10 years and over;
issues in the Index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 12/31/05
		1 Year	5 Years	10 Years

Fund		5.62%	5.54%	5.86%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Long Term Fund on 12/31/95 to a $10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Long-Term (10 Years and Over) Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the Index must have par amounts outstanding greater than or equal to $1 billion.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Long Term Fund from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 3.25
Ending value (after expenses)	$984.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 3.31
Ending value (after expenses)	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS December 31, 2005
	Principal
Bonds and Notes—98.6%	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed—3.5%
Small Business Administration,
Ser. 2005-P10A, Cl. AN, 4.638%, 2/10/2015	2,952,691	2,898,037
U.S. Treasury Bonds—66.5%
5.25%, 11/15/2028	12,020,000	13,113,940
5.25%, 2/15/2029	7,565,000	8,257,349
6%, 2/15/2026	1,500,000	1,769,296
6.125%, 11/15/2027	3,500,000	4,224,605
7.125%, 2/15/2023	1,650,000	2,134,935
7.25%, 8/15/2022	3,500,000	4,558,995
7.625%, 2/15/2025	10,175,000	14,023,185
8%, 11/15/2021	5,175,000	7,131,150
		55,213,455
U.S. Treasury Inflation Protected Securities—.8%
3.375%, 1/15/2007	628,605 [a,b]	633,327
U.S. Treasury Notes—27.8%
3.5%, 8/15/2009	3,710,000 [b]	3,603,189
4.25%, 8/15/2013	8,770,000 [b]	8,694,297
4.75%, 5/15/2014	9,000,000 [b]	9,221,760
6.5%, 2/15/2010	1,445,000 [b]	1,559,184
		23,078,430
Total Bonds and Notes
(cost $80,062,058)		81,823,249

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
U.S. Treasury Notes, 4.5%, 11/15/2015
February 2006 @ 100.28125	4,030,000	39,040
Put Options—0%
U.S. Treasury Notes, 4.25%, 8/15/2015
February 2006 @ 97.171825	3,980,000	10,348
Total Options
(cost $90,050)		49,388

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.73%, 1/26/2006	25,000 [c]	24,938
3.8%, 3/9/2006	100,000 [c]	99,298
Total Short-Term investments
(cost $124,228)		124,236

8

Investment of Cash Collateral
for Securities Loaned—27.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $22,973,426)	22,973,426 [d]	22,973,426

Total Investments (cost $103,249,762)	126.5%	104,970,299
Liabilities, Less Cash and Receivables	(26.5%)	(21,979,344)
Net Assets	100.0%	82,990,955

[a]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[b]	All or a portion of these securities are on loan. At December 31, 2005, the total market value of the portfolio’s
	securities on loan is $22,661,879 and the total market value of the collateral held by the portfolio is $23,234,926
	consisting of $22,973,426 in cash and $261,500 in U.S. Government securities.
[c]	Held by a broker as collateral for open financial futures positions.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Treasury Bonds	66.5	U.S. Government Agencies/
U.S. Treasury Notes	28.6	Mortgage-Backed	3.5
Short-Term/Money		Futures Contracts/Options	.3
Market Investments	27.8		126.7

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

December 31, 2005

				Unrealized
		Market Value		Appreciation/
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2005 ($)

Financial Futures Long
U.S. Treasury 10 Year Notes	124	13,566,375	March 2006	39,133
U.S. Treasury 30 Year Bonds	57	6,508,688	March 2006	110,507
Financial Futures Short
U.S. Treasury 2 Year Notes	209	42,884,188	March 2006	(26,578)
U.S. Treasury 5 Year Notes	37	3,934,719	March 2006	3,180
				126,242

See notes to financial statements.
STATEMENT OF OPTIONS WRITTEN December 31, 2005
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options;
U.S. Treasury Notes, 4.5%, 11/15/2015
February 2006 @ 101.703125	8,060,000	30,854
Put Options;
U.S. Treasury Notes, 4.25%, 8/15/2015
February 2006 @ 95.609375	7,960,000	4,060
(Premiums received $90,050)		34,914

See notes to financial statements.
10

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $22,661,879)—Note 1(b):
Unaffiliated issuers	80,276,336	81,996,873
Affiliated issuers	22,973,426	22,973,426
Cash		11,062
Dividends and interest receivable		1,096,543
Receivable for shares of Beneficial Interest subscribed		57,264
Prepaid expenses		14,276
		106,149,444

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		41,959
Liability for securities on loan—Note 1(b)		22,973,426
Outstanding options written, at value (premiums
received $90,050)—See Statement of Options Written		34,914
Payable for shares of Beneficial Interest redeemed		31,272
Payable for futures variation margin—Note 4		17,500
Accrued expenses		59,418
		23,158,489

Net Assets ($)		82,990,955

Composition of Net Assets ($):
Paid-in capital		90,220,599
Accumulated undistributed investment income—net		82,118
Accumulated net realized gain (loss) on investments		(9,213,677)
Accumulated net unrealized appreciation (depreciation)
on investments (including $126,242 net unrealized
appreciation on financial futures)		1,901,915

Net Assets ($)		82,990,955

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,087,230
Net Asset Value, offering and redemption price per share ($)		16.31

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Interest	3,531,902
Dividends;
Affiliated issuers	51,184
Income from securities lending	11,193
Total Income	3,594,279
Expenses:
Management fee—Note 3(a)	494,214
Shareholder servicing costs—Note 3(b)	143,160
Auditing fees	30,626
Legal fees	21,416
Registration fees	17,808
Trustees’ fees and expenses—Note 3(c)	17,120
Prospectus and shareholders’ reports	16,657
Custodian fees—Note 3(b)	14,178
Loan commitment fees—Note 2	361
Miscellaneous	11,259
Total Expenses	766,799
Less—reduction in management fee
due to undertaking—Note 3(a)	(231,532)
Net Expenses	535,267
Investment Income—Net	3,059,012

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,704,180
Net realized gain (loss) on options transactions	(9,580)
Net realized gain (loss) on financial futures	225,240
Net Realized Gain (Loss)	2,919,840
Net unrealized appreciation (depreciation) on investments
(including $112,492 net unrealized appreciation on financial futures)	(1,541,881)
Net Realized and Unrealized Gain (Loss) on Investments	1,377,959
Net Increase in Net Assets Resulting from Operations	4,436,971

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	3,059,012	3,023,199
Net realized gain (loss) on investments	2,919,840	(2,760,870)
Net unrealized appreciation
(depreciation) on investments	(1,541,881)	2,472,608
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,436,971	2,734,937

Dividends to Shareholders from ($):
Investment income—net	(3,559,417)	(3,971,600)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	16,868,060	11,690,813
Dividends reinvested	2,494,134	2,767,091
Cost of shares redeemed	(18,568,581)	(32,226,953)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	793,613	(17,769,049)
Total Increase (Decrease) in Net Assets	1,671,167	(19,005,712)

Net Assets ($):
Beginning of Period	81,319,788	100,325,500
End of Period	82,990,955	81,319,788
Undistributed (distributions in excess of)
investment income—net	82,118	(262,925)

Capital Share Transactions (Shares):
Shares sold	1,027,773	739,970
Shares issued for dividends reinvested	152,302	176,189
Shares redeemed	(1,138,109)	(2,047,900)
Net Increase (Decrease) in Shares Outstanding	41,966	(1,131,741)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	16.12	16.24	16.18	15.20	15.60
Investment Operations:
Investment income—net [a]	.61	.54	.40	.56	.68
Net realized and unrealized
gain (loss) on investments	.29	.06	.32	1.14	(.29)
Total from Investment Operations	.90	.60	.72	1.70	.39
Distributions:
Dividends from investment income—net	(.71)	(.72)	(.66)	(.72)	(.79)
Net asset value, end of period	16.31	16.12	16.24	16.18	15.20

Total Return (%)	5.62	3.87	4.47	11.43	2.52

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.97	.94	.93	.84
Ratio of net expenses
to average net assets	.65	.66	.80	.80	.80
Ratio of net investment income
to average net assets	3.71	3.45	2.43	3.62	4.37
Portfolio Turnover Rate	134.72	1,413.24	1,618.06	1,219.47	683.08

Net Assets, end of period ($ x 1,000)	82,991	81,320	100,326	101,782	108,579

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the portfolio not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the portfolio to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

16

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $91,623, accumulated capital losses $8,561,793 and unrealized appreciation $1,240,526.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $3,782,694 of the carryover expires in fiscal 2007, $498,604 expires in fiscal 2010 and $4,280,495 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $3,559,417 and $3,971,600, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and treasury inflation protected securities, the fund increased accumulated undistributed investment income–net by $845,448 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2005 through December 31, 2005, to reduce

18

the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $231,532 during the period ended December 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2005, the fund was charged $68,246 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2005, the fund was charged $51,671 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2005, the fund was charged $14,178 pursuant to the custody agreement.

During the period ended December 31, 2005, the fund was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $41,824, chief compliance officer fees $1,858, custodian fees $9,923 and transfer agency per account fees $8,000, which are offset against an expense reimbursement currently in effect in the amount of $19,646.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended December 31, 2005, amounted to $109,557,248 and $106,721,260, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits are determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2005, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would

20

incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. Call options written open at December 31, 2005, are set forth in the Statement of Options Written.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. Put options written open at December 31, 2005, are set forth in the Statement of Options Written.

The following table summarizes the fund’s call/put options written during the period ended December 31, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2004	—	—
Contracts written	43,410,000	202,774
Contracts Terminated:
Closed	13,170,000	40,524	44,530	(4,006)
Expired	14,220,000	72,200	-	72,200
Total contracts
terminated	27,390,000	112,724	44,530	68,194
Contracts outstanding
December 31, 2005	16,020,000	90,050

At December 31, 2005, the cost of investments for federal income tax purposes was $103,784,909; accordingly, accumulated net unrealized appreciation investments was $1,185,390 consisting of $1,765,609 gross unrealized appreciation and $580,219 gross unrealized depreciation.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus U.S. Treasury Long Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Long Term Fund,including the statements of investments, financial futures and options written, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Long Term Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 8, 2006
22

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 95.36% of the ordinary income dividends paid during its fiscal year ended December 31, 2005 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia. Also the fund designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2005 as qualifying “interest related dividends.”

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

• The Muscular Dystrophy Association, Director

• Levcor International, Inc., an apparel fabric processor, Director

• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director • The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director • Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193 ———————

Gordon J. Davis (64) Board Member (1993)

Principal Occupation During Past 5 Years:

• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP • President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

• Consolidated Edison, Inc., a utility company, Director • Phoenix Companies Inc., a life insurance company, Director • Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 26 ———————

David P. Feldman (66) Board Member (1985)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

• BBH Mutual Funds Group (11 funds), Director

• The Jeffrey Company, a private investment company, Director • QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58 ———————

Lynn Martin (66) Board Member (1993)

Principal Occupation During Past 5 Years:

• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women

Other Board Memberships and Affiliations:

• SBC Communications, Inc., Director

• Ryder System, Inc., a supply chain and transportation management company, Director • The Proctor & Gamble Co., a consumer products company, Director • Constellation Energy Group, Director • Member of the Council of Foreign Relations

No. of Portfolios for which Board Member Serves: 11

24

Daniel Rose (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 22
———————
Philip L. Toia (72)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 11
———————
Sander Vanocur (77)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 22
———————
Anne Wexler (75)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 25

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

26

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 27

NOTES

For More	Information

Dreyfus U.S. Treasury	Transfer Agent &
Long Term Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,365 in 2004 and

$24,244 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2004 and $4,725 in 2005. These services consisted of [(i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ - in 2004 and $ - in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,656 in 2004 and $2,689 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ 0 in 2004 and $ 0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $600 in 2004 and $117 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $ - in 2004 and $ - in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $592,101 in 2004 and $758,091 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund
By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer
Date:	February 27, 2006
By:	/s/James Windels
James Windels
Chief Financial Officer
Date:	February 27, 2006
EXHIBIT INDEX
	(a)(1)	Code of ethics referred to in Item 2.
	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)